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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 15, 2005

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


        0-22141                                        38-2606945
(Commission File Number)                 (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office) (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

          (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On April 20, 2005 Covansys Corporation (the "Company") reported that James Barlett resigned as a director of the Company and that Frank Stella would be resuming service as an active director. Attached as an exhibit hereto, is a copy of the Company's press release announcing Mr. Barlett's resignation and Mr. Stella's resumption of active service.

ITEM 8.01    OTHER EVENTS

On April 14, 2005, Covansys Corporation (the "Company ") received a subpoena for the production of documents from the Midwest Regional Office of the Securities and Exchange Commission (the "SEC") regarding an investigation the SEC has commenced captioned In the Matter of Covansys Corp. (C-03825). The SEC subpoena seeks the production of documents from the period of January 1, 2002 to the present. Attached, as an exhibit hereto, is a copy of the Company's press release announcing the receipt of the SEC subpoena.

The Company intends to cooperate to the fullest extent possible in the production of the requested documents. Previously, as noted by the Company in its Third Quarter Form 10-Q, on October 22, 2004, the Company was notified by its independent registered public accounting firm at the time, PricewaterhouseCoopers LLP of a request from the SEC for certain information about the Company related to the period January 1, 2001 to the date the request was issued.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ----------------------------------------------------------
99.1                Press release dated April 20, 2005


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                 Covansys Corporation

Dated: April 20, 2005

                                                 By: /s/ James S. Trouba
                                                 Executive Vice President, Chief
                                                 Financial Officer


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                                  Exhibit Index

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ------------------------------------------------------------
99.1                Press release dated April 20, 2005